UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2017

GETTY REALTY CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 110, Jericho, New York	11753-1681
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 478-5400

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into Material Definitive Agreement.

On July 10, 2017, Getty Realty Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell to the Underwriters 4,100,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 615,000 shares of Common Stock. The Company estimates that the net proceeds from the offering will be approximately $90.6 million (or approximately $104.2 million if the underwriters exercise in full their option to purchase additional shares) after deducting the underwriting discount and its estimated offering expenses. The Company intends to use the net proceeds from the offering for the repayment of amounts outstanding under its $175.0 million unsecured revolving credit facility and general corporate purposes, including, without limitation, the funding of pending or future acquisitions or the funding of development and redevelopment costs. Pending use of any net proceeds from the offering as described above, the Company intends to invest the net proceeds in short-term interest-bearing investment grade instruments. The offering closed on July 14, 2017.

The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Common Stock will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-200913) (the “Registration Statement”), which became effective on February 2, 2015 and a prospectus supplement thereto. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Common Stock.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of DLA Piper LLP (US), relating to the legality of the Common Stock, is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement. A copy of the opinion of DLA Piper LLP (US), regarding tax matters, is filed as Exhibit 8.1 hereto and is incorporated by reference into the Registration Statement.

Certain affiliates of the Underwriters are lenders under the Company’s $175.0 million amended and restated senior unsecured credit agreement and will receive a portion of the net proceeds from the offering. Each of the Underwriters are also selling agents under our existing "at-the-market" program.

Item 8.01.	Other Events.

On July 10, 2017, the Company issued a press release announcing the offering. Subsequently, on July 10, 2017, the Company issued a second press release announcing that it had priced the offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed herein constitute forward-looking statements within the meaning of the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the proposed offering of Common Stock and the use of proceeds therefrom, and can be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. These forward-looking statements represent the Company’s expectations and beliefs concerning future events, and no assurance can be given that the future results described in this press release will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company. The factors and assumptions upon which any forward-looking statements herein are based are subject to risks and uncertainties that include, among others, risks associated with the offering, the risk factors set forth in the Company’s most recent Annual Report on Form 10-K and in subsequent reports filed with the Securities and Exchange Commission (the “SEC”), and other factors over which it has little or no control. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit Number	Description

1.1

Underwriting Agreement, dated July 10, 2017, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of DLA Piper LLP (US) regarding the legality of the Common Stock.
8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters.
99.1	Press release announcing the launch of the underwritten offering, dated July 10, 2017.
99.2	Press release announcing the pricing of the underwritten offering, dated July 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: July 14, 2017	By:	/s/ Danion Fielding
Danion Fielding
Vice President, Chief
Financial Officer and Treasurer